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
MetLifeInvestors(R)                                                  INDIVIDUAL                    SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                           VARIABLE ANNUITY      FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                                APPLICATION             Policy Service Office: P.O. Box 10366
First MetLife Investors Variable Annuity Class XC                                                     Des Moines, Iowa 50306-0366
                                                                                              FOR ASSISTANCE CALL: 1-800 848-3854

ACCOUNT INFORMATION

1. ANNUITANT

                                                                  Social
___________________________________________________________       Security Number ________ - ________ - ________
Name         (First)        (Middle)     (Last)

                                                                  Sex [ ] M  [ ] F           Date of Birth ___/___/____
___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone (____) _________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                          Social
                                                                  Security/Tax ID Number ________ _ ________ _ ________
___________________________________________________________
Name         (First)        (Middle)     (Last)

                                                                  Sex [ ] M  [ ] F           Date of Birth/Trust ___/___/____

___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone (____) _________________________________

3. JOINT OWNER
                                                                          Social
___________________________________________________________       Security Number ________ - ________ - ________
Name       (First)          (Middle)     (Last)

                                                                  Sex [ ] M [ ]  F           Date of Birth ___/___/____

___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone (_____) _________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security
Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL
REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT
OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                        -    -
________________________________________________________________________________
Primary Name        Address       Relationship      Social Security Number     %

                                                        -    -
________________________________________________________________________________
Primary Name        Address       Relationship      Social Security Number     %

                                                        -    -
________________________________________________________________________________
Contingent Name     Address       Relationship      Social Security Number     %

                                                        -    -
________________________________________________________________________________
Contingent Name     Address       Relationship      Social Security Number     %

5. PLAN TYPE

[ ] NON-QUALIFIED
QUALIFIED
[ ] 401
[ ] 403(b) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

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
Traditional IRA                 SEP IRA                         Roth IRA
_______________                 _______                         ________
[ ] Transfer                    [ ] Transfer                    [ ] Transfer
[ ] Rollover                    [ ] Rollover                    [ ] Rollover
[ ] Contribution - Year______   [ ] Contribution - Year______   [ ] Contribution - Year______

*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.


6. PURCHASE PAYMENT

Funding Source of Purchase Payment
__________________________________
[ ] 1035 Exchange    [ ] Check      [ ] Wire

Initial Purchase
Payment $__________________________________________________
              Make Check Payable to MetLife Investors


(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
  $10,000 (Non-Qualified and Qualified)

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RIDER

7. BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) Living Benefit Riders (Optional. Only ONE of the following Riders may be elected.)
     [ ] Guaranteed Minimum Income Benefit Rider (GMIB)
     [ ] Guaranteed Withdrawal Benefit Rider (GWB)
     [ ] Guaranteed Minimum Accumulation Benefit Rider (GMAB)

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

2)   Death Benefit Riders
     [ ] Principal Protection (no additional charge)
     [ ] Annual Step-Up

SIGNATURES

8. SPECIAL REQUESTS






9. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [ ] Yes   [ ] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [ ] Yes   [ ] No

If "Yes", applicable disclosure and replacement forms must be attached.

10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I(We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


________________________________________________________________________________
           (Owner Signature & Title, Annuitant unless otherwise noted)


________________________________________________________________________________
                         (Joint Owner Signature & Title)


________________________________________________________________________________
                  (Signature of Annuitant if other than Owner)


Signed at _____________________________________________________________________
                              (City)              (State)


Date ___________________________________________________________________________

11. AGENT'S REPORT

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [ ] Yes   [ ] No


________________________________________________________________________________
                                Agent's Signature


________________________________________________________________________________
                                      Phone


________________________________________________________________________________
                             Agent's Name and Number


________________________________________________________________________________
                            Name and Address of Firm


________________________________________________________________________________
                             State License ID Number


________________________________________________________________________________
                              Client Account Number

Home Office Program Information:
________________________________
Select one. Once selected, the option cannot be changed.
Option A ________________               Option B ________________

4472 (7/05)                                                        APPVA1105XCNY